                                 EXHIBIT 10.1.d.

                FOURTH AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                       BETWEEN MACC PRIVATE EQUITIES INC.
                   AND INVESTAMERICA INVESTMENT ADVISORS, INC.

                 FOURTH AMENDMENT TO MACC PRIVATE EQUITIES INC.
                          INVESTMENT ADVISORY AGREEMENT

      THIS FOURTH AMENDMENT TO MACC PRIVATE EQUITIES INC. INVESTMENT ADVISORY AGREEMENT (this "Fourth Amendment"), dated as of February 25, 2003, amends the terms of the MACC Private Equities Inc. Investment Advisory Agreement (the "Agreement") dated as of March 1, 1998, between MACC Private Equities Inc. (the "Corporation") and InvestAmerica Investment Advisors, Inc. ("InvestAmerica"), as amended by the First Amendment to MACC Private Equities Inc. Investment Advisory Agreement, dated as of February 22, 2000 (the "First Amendment"), and as further amended by the Second Amendment to MACC Private Equities Inc. Investment Advisory Agreement, dated as of February 27, 2001 (the "Second Amendment") and the Third Amendment to MACC Private Equities Inc. Investment Advisory Agreement, dated as of February 26, 2002 (the "Third Amendment"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms used but not defined herein shall have their respective meanings as set forth in the Agreement.

      WHEREAS, the original term of the Agreement was for two years from the date thereof, through February 29, 2000, subject to annual continuance thereafter in accordance with Section 15 of the Investment Company Act of 1940, as amended, by the vote of a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, or by the vote of the holders of a majority of the Corporation's outstanding voting securities; and

      WHEREAS, on February 22, 2000, February 27, 2001 and February 26, 2002, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, determined to extend the term of the Agreement for additional one-year terms pursuant to the First Amendment, the Second Amendment and the Third Amendment; and

      WHEREAS, at a meeting duly held on February 25, 2003, a majority of the Board of Directors of the Corporation who are not interested persons of InvestAmerica, having requested from InvestAmerica and received and evaluated such information as deemed reasonably necessary to evaluate the terms of the Agreement, determined that the continuance of the Agreement for an additional one-year term was in the best interests of the Corporation.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Pursuant to Section 7 of the Agreement, the term of the Agreement shall be continued in effect for a one-year period from February 28, 2003 through February 29, 2004.

      IN WITNESS WHEREOF, the undersigned have executed this FOURTH AMENDMENT as of the year and date first above written.

                                        MACC PRIVATE EQUITIES INC.


                                        By: /s/ Paul M. Bass
                                            ------------------------------------
                                            Paul M. Bass, Chairman

                                        INVESTAMERICA INVESTMENT ADVISORS, INC.


                                        By: /s/ David R. Schroder
                                            ------------------------------------
                                            David R. Schroder, President